UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 28, 2005

                            DOV PHARMACEUTICAL, INC.
               (Exact Name of Registrant as Specified in Charter)

        DELAWARE                       000-49730                22-3374365
(State or Other Jurisdiction      (Commission File No.)        (IRS Employer
    of Incorporation)                                        Identification No.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including Area Code: (201) 968-0980


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


On January 25, 2005, registrant and its Chief Executive Officer, Dr. Arnold Lippa, entered into a letter agreement extending Dr. Lippa's employment agreement and in connection therewith increasing his base compensation by 10% to $402,325. The letter agreement is attached hereto as Exhibit 10.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K.


EXHIBIT NO.    TITLE
-----------    -----

    10.1 Letter Agreement dated January 25, 2005, between DOV Pharmaceutical, Inc. and Dr. Arnold Lippa

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       DOV PHARMACEUTICAL, INC.

Date:  January 28, 2005                By: /s/ Arnold Lippa
                                           -------------------------------------
                                           Arnold Lippa
                                           Chief Executive Officer

                                                   EXHIBIT INDEX


EXHIBIT NO.    TITLE
-----------    -----

    10.1 Letter Agreement dated January 25, 2005, between DOV Pharmaceutical, Inc. and Dr. Arnold Lippa